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                                                                    EXHIBIT 10.8


                               ASSIGNMENT OF LEASE


         For value received, the undersigned does hereby assign, transfer and set over, and convey unto the OLD NATIONAL BANK OF WASHINGTON, a National Banking Association, all of its right, title and interest in and to that certain Lease dated October 7, 1963, between TWIN CITY DEVELOPMENT CO., as Lessor, and BANK OF COWLITZ COUNTY, as Lessee, which Lease provides for the lease of that certain real property situated in Cowlitz County, State of Washington, more particularly described as follows:

         A portion of Tract 46, Assessor's Plat No. 17, according to the plat thereof recorded in Volume 8, page 39, records of Cowlitz County, Washington, described as follows:

                  Beginning at the corner common to Tract 46, 47, 48 and 49, Assessor's Plat No. 17, according to the plat thereof recorded in Volume 8 of Plats, page 39, records of said County; thence North 32(degree)21'29" West 10 feet; thence South 57(degree)38'31" West 40 feet to the true point of beginning thence continuing South 57(degree)38'31" West 150 feet; thence North 32"21'29" West 150 feet; thence North 57(degree)38'31" East 150 feet; thence South 32(degree)21'29" East 150 feet to the true point of beginning.

         DATED at Bellevue, Washington, this 4th day of March, 1976.

                                       BANK OF THE WEST, formerly BANK OF
                                       COWLITZ COUNTY


                                       By /s/      W.C. Button
                                          ------------------------------------
                                                     President


                                       Attest: /s/      B.D. Collier
                                               -------------------------------
                                                         Cashier




STATE OF WASHINGTON     )
                        )    ss.
County of King          )

         On this 4th day of March, 1976, before me a Notary Public in and for the above county and state, personally appeared W. C. BUTTON and B. D. COLLIER, to me known to be the President and Cashier, respectively, of BANK OF THE WEST, the corporation that executed the within and foregoing instrument; and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and each on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.


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         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/      Dollie M. Duncan
                                       ---------------------------------------
                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Bellevue

         OLD NATIONAL BANK OF WASHINGTON and W. C. BUTTON, as liquidating agents of BANK OF THE WEST, do hereby join in and confirm the above and foregoing assignment of lease.

                                       OLD NATIONAL BANK OF WASHINGTON, as
                                       a liquidating agent of BANK OF THE
                                       WEST


                                       By: /s/      B.C. Gineau
                                           -----------------------------------

                                       Attest: /s/      T.M. Palmer
                                              --------------------------------

                                               /s/      W.C. Button
                                       ---------------------------------------
                                       W. C. BUTTON, as liquidating agent
                                       of BANK OF THE WEST

STATE OF WASHINGTON   )
                      )    ss.
County of King        )

         On this 4th day of March, 1976, before me personally appeared B.C. GINEAU and T.M. PALMER to me known to be the______________________________ and ___________________ of OLD NATIONAL BANK OF WASHINGTON, as a liquidating agent of BANK OF THE WEST, the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and each on oath stated that he is authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       /s/      Dollie M. Duncan
                                       ---------------------------------------
                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Bellevue


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STATE OF WASHINGTON     )
                        )  ss.
County of King          )

         On this 4th day of March, 1976, before me personally appeared W. C. BUTTON, as a liquidating agent of BANK OF THE WEST, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes therein mentioned.

         GIVEN under my hand and official seal the day and year last above written.

                                       /s/      Dollie M. Duncan
                                       ----------------------------------------
                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Bellevue



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                            ACCEPTANCE OF ASSIGNMENT


         OLD NATIONAL BANK OF WASHINGTON, the Assignee of the foregoing Assignment of Lease, does hereby accept said Assignment and does hereby agree to be bound by and perform all of the terms, covenants, conditions and obligations of the Lessee as provided in the lease described in the foregoing Assignment of Lease.
         IN WITNESS WHEREOF, the Assignee has caused this Acceptance to be executed by its duly authorized officers this 4th day of March, 1976.

                                       OLD NATIONAL BANK OF WASHINGTON


                                       By: /s/      B.C. Ghineau
                                           ---------------------------------

                                       Attest: /s/  T.M. Palmer
                                               -----------------------------


                              CONSENT TO ASSIGNMENT


         The undersigned, the Lessor of the lease described in the foregoing Assignment of Lease, does hereby consent to the assignment of the Lessee's interest under said lease to OLD NATIONAL BANK OF WASHINGTON, as more particularly set forth in the foregoing Assignment of Lease.
         IN WITNESS WHEREOF the undersigned has caused this Consent to Assignment to be executed this 7th day of April, 1976.


                                       TWIN CITY DEVELOPMENT CO.


                                       By: /s/
                                           ---------------------------------


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